Exhibit 32.1

            CERTIFICATION OF CHIEF FINANCIAL OFFICER

               PURSUANT TO 18 U.S.C. SECTION 1350

         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Robert E. Williams, President, Chief Executive Officer (principal financial and accounting officer) of J.R. Bassett Optical, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2004 (the "Report") of the Registrant, that:

  (1)  The Report fully complies with the requirements of section
       13(a) of the Securities Exchange Act of 1934, as amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                             By:  /s/  Robert E. Williams
                                ---------------------------------
                                       Robert E. Williams

                             Date: August 17, 2004